Accrued Expenses and Other Current Liabilities - Schedule of Accrued Expenses and Other Current Liabilities (Detail) (USD $) In Thousands, unless otherwise specified	Sep. 30, 2014	Dec. 31, 2013	Dec. 31, 2012
Accrued Liabilities, Current [Abstract]
Accrued license fee payable	$ 106		$ 181
Employee compensation	781	162	117
Accrued professional fees	380	162	13
Accrued clinical and process development costs	728	54
Other	26	15	6
Total accrued expenses and other liabilities	$ 2,021	$ 393	$ 317